UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012 (June 27, 2012)

THE WENDY’S COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 27, 2012, The Wendy’s Company (the “Company”) issued a press release reporting preliminary same-store sales results for the second quarter of 2012, and confirming its 2012 outlook for adjusted EBITDA from continuing operations. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On June 28, 2012, the Company hosted an institutional investor meeting (“Investor Day”) beginning at 8:30 a.m. at the Company’s headquarters in Dublin, Ohio, at which management provided investors with an overview of the Company’s business. The Investor Day presentation materials are attached hereto as Exhibits 99.2 – 99.6 and incorporated herein by reference. These materials may also be used by the Company at one or more subsequent conferences with analysts and investors.

The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of The Wendy’s Company dated June 27, 2012

99.2	Introduction – Slide presentation by John D. Barker, Senior Vice President and Chief Communications Officer

99.3	Building the Wendy’s Brand, Sales and Profits – Slide presentation by Emil J. Brolick, President and Chief Executive Officer

99.4	Reimaging with Image Activation – Slide presentation by Abigail E. Pringle, Senior Vice President – Strategic Initiatives and Planning

99.5	Image Activation and System Optimization – Slide presentation by Stephen E. Hare, Senior Vice President and Chief Financial Officer

99.6	Accelerating North America Sales Growth – Slide presentation by Craig S. Bahner, Chief Marketing Officer

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: June 28, 2012	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of The Wendy’s Company dated June 27, 2012

99.2	Introduction – Slide presentation by John D. Barker, Senior Vice President and Chief Communications Officer

99.3	Building the Wendy’s Brand, Sales and Profits – Slide presentation by Emil J. Brolick, President and Chief Executive Officer

99.4	Reimaging with Image Activation – Slide presentation by Abigail E. Pringle, Senior Vice President – Strategic Initiatives and Planning

99.5	Image Activation and System Optimization – Slide presentation by Stephen E. Hare, Senior Vice President and Chief Financial Officer

99.6	Accelerating North America Sales Growth – Slide presentation by Craig S. Bahner, Chief Marketing Officer

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